Taxes on Income	12 Months Ended
Dec. 31, 2017
Taxes on Income
Taxes on Income

14.  Taxes on Income

The amount of earnings (loss) before income taxes is:

	Years Ended December 31,
($ in millions)	2017	2016	2015

U.S.	$147	$(381)	$47
Foreign	367	506	299
	$514	$125	$346

The provision (benefit) for income tax expense is:

	Years Ended December 31,
($ in millions)	2017	2016	2015

Current
U.S.	$6	$(3)	$26
State and local	—	27	7
Foreign	77	143	76
Total current	83	167	109

Deferred
U.S.	92	(67)	(38)
State and local	7	(17)	(4)
Foreign	(17)	(209)	(20)
Total deferred	82	(293)	(62)
Tax provision (benefit)	$165	$(126)	$47

The income tax provision recorded within the consolidated statements of earnings differs from the provision determined by applying the U.S. statutory tax rate to pretax earnings as a result of the following:

	Years Ended December 31,
($ in millions)	2017	2016	2015

Statutory U.S. federal income tax	$180	$44	$121
Increase (decrease) due to:
Foreign tax rate differences including tax holidays	(52)	(71)	(51)
Foreign tax law and rate changes	(28)	—	—
U.S. tax reform (a)	83	—	—
Permanent differences on business dispositions	18	(62)	—
Foreign subsidiaries restructuring	—	(145)	—
Non-deductible transaction costs	—	52	—
U.S. state and local taxes, net	3	6	2
U.S. taxes on foreign earnings, net of tax deductions and credits	(6)	21	2
U.S. manufacturing deduction	(8)	—	(4)
U.S. research and development tax credits	(9)	(9)	(15)
Uncertain tax positions, including interest	(3)	3	(4)
Company and trust-owned life insurance	(7)	(6)	(2)
Change in valuation allowances	15	46	—
Benefit from equity compensation	(16)	(5)	—
Other, net	(5)	—	(2)
Provision (benefit) for taxes	$165	$(126)	$47
Effective tax rate expressed as a percentage of pretax earnings	32.1%	(100.8)%	13.6%
(a)

Includes the impact of the tax expense accrued on undistributed foreign earnings, net of the related foreign tax credits.  The total income tax provision impact of the transition tax, net of associated foreign tax credit, is offset by a corresponding change in the valuation allowance previously recorded against U.S. foreign tax credit carryforwards.

The 2017 effective income tax rate was 32.1 percent compared to negative 100.8 percent for 2016. The effective rate was increased by 16.1 percent for U.S. tax reform, including the impact of the transition tax and remeasurement of the company’s net deferred tax asset in the U.S., and by 3.5 percent for discrete tax costs associated with certain business dispositions. The effective rate was reduced by 7.2 percent for the impact of the foreign tax rate differential, net of valuation allowance impact, and tax holidays versus the U.S. tax rate, and by 5.4 percent for the impact of current year changes in various foreign tax laws, including the U.K. The 2017 effective rate was also reduced by 3.1 percent for the discrete tax benefit associated with the adoption in the first quarter of 2017 of amendments to existing accounting guidance for stock-based compensation, by 1.8 percent for the impact of the U.S. R&D credit, and by 1.6 percent for the impact of the U.S. domestic manufacturing deduction and of the foregoing, the impact of U.S. tax reform, discrete tax costs associated with certain business dispositions, the impact of current year changes to certain foreign tax laws and the impact of the domestic manufacturing deduction are primarily related to discrete transactions or changes in tax law that are not expected to recur in future periods.

The 2016 effective income tax rate was negative 100.8 percent compared to 13.6 percent for 2015. The lower tax rate in 2016 compared to 2015 was primarily due to the tax benefit recorded for tax deductible goodwill created as a result of the 2016 legal entity restructuring in Brazil. The 2016 tax rate was also reduced for increased benefits from foreign tax rate differences related to 2016 acquisitions and by permanent differences on 2016 business dispositions. These amounts were partially offset by the tax impact of non-deductible transaction costs related to 2016 acquisitions and increases in valuation allowances, primarily for losses in the U.K. where no tax benefit was expected.

On December 22, 2017, the U.S. Tax Cuts and Jobs Act (the Act) was signed into law. The Act significantly changed U.S. income tax law by, among other things, reducing the U.S. federal income tax rate from 35 percent to 21 percent, transitioning from a global tax system to a modified territorial tax system, eliminating the domestic manufacturing deduction, providing for immediate expensing of certain qualified capital expenditures and limiting the tax deductions for interest expense and executive compensation. In the fourth quarter of 2017, the company recorded tax expense of $83 million for the estimated impact of the mandatory deemed repatriation of its foreign earnings and revaluation of its U.S. deferred tax assets and liabilities. The company’s review of the implications of the Act will be ongoing throughout 2018, and as such, adjustments to any provisional estimates of the Act’s impact may be required. These provisional estimates are as follows:

•

Reduction of U.S. federal corporate tax rate: The company has recorded a provisional increase to tax expense of $52 million for the estimated impact of revaluing its net deferred tax asset position in the U.S. at the new 21 percent corporate tax rate. While this is a reasonable estimate, it may be impacted by other analyses related to the Act, including the calculation of the transition tax;

•

Transition tax: The company has recorded a provisional increase to tax expense of $31 million to reflect the impact of the tax on accumulated untaxed earnings and profits (E&P) of certain foreign affiliates. To determine the amount of the transition tax, the amount of the post-1986 E&P and the amount of non-U.S. income taxes paid on such earnings must be calculated for all relevant foreign affiliates. While this estimated impact is reasonable, additional information will be gathered and analyzed in order to more precisely calculate the final impact of the transition tax;

•

Valuation allowances: The company must assess the impact of the various aspects of the Act on its valuation allowance analyses, including the transition tax. As the company has recorded provisional estimates with respect to certain aspects of the Act, any corresponding impacts from changes in valuation allowances are also provisional estimates; and

•

Cost recovery: The company has made a provisional estimate of the impact on its current tax expense and deferred tax liabilities associated with the new immediate expensing provisions for certain qualifying expenditures made after September 27, 2017. The estimate will be refined as the necessary computations are completed with respect to the full inventory of all qualifying 2017 expenditures.

Due to the complexity of the new provisions for global intangible low-taxed income (GILTI) and the base erosion anti-abuse tax (BEAT), the company is continuing to evaluate the accounting implications of these provisions of the Act. The company is allowed to make an accounting policy choice of either (1) treating taxes due for GILTI or BEAT as a current-period expense when incurred or (2) factoring such amounts into the company’s measurement of its deferred taxes. The calculation of the impact and selection of an accounting policy will depend on a detailed analysis of the company’s global income and other tax attributes to determine the potential impact, if any, of these provisions. The company is not currently able to determine a reasonable estimate for these items. As a result, no estimate has been recorded and no policy decision has yet been made regarding whether to factor the impact of GILTI or BEAT into the company’s measurement of its deferred taxes.

Based on its previous indefinite reinvestment assertion, the company has not historically provided deferred taxes on earnings in certain non-U.S. subsidiaries because such earnings were intended to be indefinitely reinvested in its international operations. Retained earnings in non-U.S. subsidiaries were $2.8 billion as of December 31, 2017. While it is not practical to estimate the additional taxes, including foreign withholding taxes, that may become payable if these earnings were remitted to the U.S., as a result of the company’s inclusion of a provisional transition tax estimate, U.S. tax has been accrued with respect to this amount.

With the introduction of a modified territorial tax system in the Act, the company is currently reviewing its previously stated intent to indefinitely reinvest the undistributed earnings of certain of its foreign subsidiaries. As the company does not believe a reasonable estimate of the impact of the Act on its indefinite reinvestment assertion can currently be determined, no provisional estimate has been recorded as allowed by applicable accounting standards. When either a reasonable estimate or the final determination becomes available, the impact will be recorded in the corresponding reporting period, no later than December 2018.

Ball’s Serbian subsidiary was granted an income tax holiday that applies to only a portion of earnings and expired at the end of 2015. In addition, the Serbian subsidiary was granted tax relief equal to 80 percent of additional local investment over a ten-year period that will expire in 2022. The tax relief may be used to offset tax on earnings not covered by the initial tax holiday and has $12 million remaining as of December 31, 2017. Ball’s Polish subsidiary was granted a tax holiday in 2014 based on new capital investment. The holiday provides up to $34 million of tax relief over a ten-year period of which $33 million remained as of December 31, 2017. Several of Ball’s Brazilian subsidiaries benefit from various tax holidays with expiration dates ranging from 2022 to 2025.  These tax holidays reduced income tax by $47 million, $20 million and $16 million, respectively, for 2017, 2016 and 2015.

Net income tax payments were $107 million, $68 million and $58 million in 2017, 2016 and 2015, respectively.

The significant components of deferred tax assets and liabilities were:

	December 31,
($ in millions)	2017	2016

Deferred tax assets:
Deferred compensation	$71	$110
Accrued employee benefits	104	188
Deferred revenue	14	34
Accrued pensions	164	228
Inventory and other reserves	42	87
Net operating losses, foreign tax credits and other tax attributes	369	425
Unrealized losses on currency exchange and derivative transactions	5	59
Goodwill and other intangible assets	98	100
Other	30	64
Total deferred tax assets	897	1,295
Valuation allowance	(165)	(183)
Net deferred tax assets	732	1,112
Deferred tax liabilities:
Property, plant and equipment	(334)	(428)
Goodwill and other intangible assets	(697)	(590)
Pension assets	(56)	—
Other	(15)	(90)
Total deferred tax liabilities	(1,102)	(1,108)
Net deferred tax asset (liability)	$(370)	$4

The net deferred tax asset was included in the consolidated balance sheets as follows:

	December 31,
($ in millions)	2017	2016

Other assets	$325	$443
Deferred taxes and other liabilities	(695)	(439)
Net deferred tax asset (liability)	$(370)	$4

Due to the remeasurement of U.S. deferred tax balances under the Act, as well as reductions in deferred tax assets related to pension assets, the net deferred tax position shifted from an asset to a liability as of December 31, 2017.

At December 31, 2017, Ball has recorded deferred tax assets related to federal and foreign net operating and capital loss carryforwards of approximately $327 million, and state net operating loss carryforwards of $42 million. These attributes are spread across the regions in which the company operates, including Europe, North and Central America, Asia and South America, and generally have expiration periods beginning in 2018 to indefinite, with the largest portion not expiring until 2029. Each has been assessed for realization as of December 31, 2017. As a result of tax law changes from the Act, Ball has utilized all U.S. foreign tax credit, research and development credit and alternative minimum tax credit carryforwards as of December 31, 2017.

In 2017, the company’s overall valuation allowances decreased by a net $18 million. Decreases to the valuation allowance were primarily due to the release of the company’s $46 million valuation allowance on its foreign tax credit carryforwards that will be realized against a portion of the transition tax incurred as a result of the Act and a net decrease of $6 million related to the law change in the U.K., including valuation allowances established against nondeductible interest expense. These items all had an impact on Ball’s effective rate and are included as components of U.S. tax reform, foreign tax law changes and foreign tax rate differences in the rate reconciliation. This net decrease was offset by increases for recording additional valuation allowances of $19 million related to the 2016 acquisition of Rexam and for unusable 2017 losses of $15 million incurred in various jurisdictions. The increase in unusable losses had a tax rate impact which is reflected in the valuation allowance line of the rate reconciliation.

A rollforward of the unrecognized tax benefits, included in other noncurrent liabilities, related to uncertain income tax positions at December 31 follows:

($ in millions)	2017	2016	2015

Balance at January 1	$77	$51	$66
Additions related to acquisitions	—	55	—
Additions based on tax positions related to the current year	18	18	1
Additions for tax positions of prior years	1	6	2
Reductions related to Divestment Business	—	(30)	—
Reductions for tax positions from prior years	—	(5)	—
Reductions for settlements	(7)	—	(8)
Reductions due to lapse of statute of limitations	(12)	(16)	(6)
Effect of foreign currency exchange rates	7	(2)	(4)
Balance at December 31	$84	$77	$51

The annual provisions for income taxes included a tax benefit related to uncertain tax positions, including interest and penalties, of $3 million in 2017, a tax expense of $3 million in 2016, and a tax benefit of $4 million in 2015.

At December 31, 2017, the amounts of unrecognized tax benefits that, if recognized, would reduce tax expense were $99 million. The company and its subsidiaries file various income tax returns in the U.S. federal, various state, local and foreign jurisdictions. The U.S. federal statute of limitations is closed for years prior to 2014. With a few exceptions, the company is no longer subject to examination by state and local tax authorities for years prior to 2010. The company’s significant non-U.S. filings are in Germany, France, the U.K., Spain, the Netherlands, Poland, Serbia, Switzerland, Sweden, Russia, Turkey, Egypt, Saudi Arabia, the PRC, Canada, Brazil, the Czech Republic, Mexico, Chile and Argentina. The company’s foreign statutes of limitation are generally open for years after 2011.    At December 31, 2017, the company is either under examination or has been notified of a pending examination by tax authorities in the U.S., Germany, the U.K., the PRC, Saudi Arabia, India and various U.S. states.

The company recognizes the accrual of interest and penalties related to unrecognized tax benefits in income tax expense. Ball recognized $4 million of tax benefit, $3 million of tax expense and $2 million of tax benefit in 2017, 2016 and 2015, respectively, for potential interest on these items. At December 31, 2017, 2016 and 2015, the accrual for uncertain tax positions included potential interest expense of $7 million, $10 million and $9 million, respectively. The company has accrued penalties of $10 million in both 2017 and 2016, while no penalties were accrued in 2015.